                                                                   EXHIBIT 25

_____________________________________________________________________________
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                              ____________________

                                    FORM T-1

        STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

        CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) ___________
                        ______________________________

                             BANKERS TRUST COMPANY
              (Exact name of trustee as specified in its charter)

  NEW YORK                                 13-4941247
(Jurisdiction of Incorporation             (I.R.S. Employer
if not a U.S. national bank)               Identification no.)


FOUR ALBANY STREET
NEW YORK, NEW YORK                         10006
(Address of principal                      (Zip Code)
executive offices)
                       _________________________________

                                 SUPERVALU INC.
              (Exact name of obligor as specified in the charter)


  DELAWARE                                 41-0617000
(State or other jurisdiction of            (I.R.S. employer
Incorporation or organization)             Identification no.)


11840 VALLEY VIEW ROAD
EDEN PRAIRIE, MINNESOTA                    55344
(Address of principal executive offices)   (Zip Code)
                        ______________________________

                                DEBT SECURITIES
                      (Title of the indenture securities)

______________________________________________________________________________
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                                      -2-


ITEM  1.      GENERAL INFORMATION.
              Furnish the following information as to the trustee.

              (a) Name and address of each examining or supervising authority to which it is subject.

              NAME                                      ADDRESS
              ----                                      -------

              Federal Reserve Bank (2nd District)       New York, NY
              Federal Deposit Insurance Corporation     Washington, D.C.
              New York State Banking Department         Albany, NY

              (b) Whether it is authorized to exercise corporate trust powers.

                  Yes.

ITEM  2.      AFFILIATIONS WITH OBLIGOR.

              If the obligor is an affiliate of the Trustee, describe each such affiliation.

              None.

ITEM  3.-15.  NOT APPLICABLE

ITEM  16.     LIST OF EXHIBITS.

              EXHIBIT 1 -   Restated Organization Certificate of Bankers Trust
                            Company dated August 7, 1990 and Certificate of
                            Amendment of the Organization Certificate of Bankers
                            Trust Company dated March 28, 1994 - Incorporated herein by reference to Exhibit 1 filed with Form 1
                            Statement, Registration No. 33-79862.

              EXHIBIT 2 -   Certificate of Authority to commence business -
                            Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.


              EXHIBIT 3 -   Authorization of the Trustee to exercise corporate
                            trust powers - Incorporated herein by reference to
                            Exhibit 2 filed with Form T-1 Statement,
                            Registration No. 33-21047.

              EXHIBIT 4 -   Existing By-Laws of Bankers Trust Company, dated as
                            amended on September 21, 1993. - Incorporated herein by reference to Exhibit 4 filed with Form T-1
                            Statement, Registration No. 33-52359.

             EXHIBIT 5 -   Not applicable.

             EXHIBIT 6 -   Consent of Bankers Trust Company required by Section
                           321(b) of the Act. - Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement,
                           Registration No. 22-18864.

             EXHIBIT 7 -   A copy of the latest report of condition of Bankers
                           Trust Company dated as of June 30, 1994 -
                           Incorporated herein by reference to Exhibit 7 filed with Form T-1 Statement, Registration No. 33-83618

             EXHIBIT 8 -   Not Applicable

             EXHIBIT 9 -   Not Applicable
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                                   SIGNATURE



     Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 1st day of November, 1994.


                                      BANKERS TRUST COMPANY



                                      By:  Susan Johnson
                                           ----------------------
                                           Susan Johnson
                                           Assistant Vice President